Exhibit 1.2

CORPORATE ACCESS NUMBER: 2010999734

Alberta

BUSINESS CORPORATIONS ACT

CERTIFICATE

OF

AMENDMENT

NEUROGENESIS BIOTECH CORP.
CHANGED ITS NAME TO STEM CELL THERAPEUTICS CORP. ON 2004/10/19.

Articles Of Amendment

Business Corporations
Act Sections 29 or 177

1. Name of Corporation	2. Corporate Access
Number
NEUROGENESIS BIOTECH CORP.
2010999734

3. Item number 1 of the

Articles of the above named corporation is amended in accordance with
Section 173(1)(a) of the Business Corporations Act (Alberta) by deleting the name
"Neurogenesis Biotech Corp." therein and substituting therefor the name:

"STEM CELL THERAPEUTICS CORP."

FILED

McCarthy  Tetrault LLP

P e r :

President
Title (please print)	October 7, 2004
Date
JOSEPH E.L. TUCKER	(signed) "Joseph Tucker"
Name of Person Authorizing (please print)	Signature

This information is being collected for the purposes of corporate registry records in accordance with the Business Corporations Act. Questions about the collection of this Information can be directed to the Freedom of Information and Protection of Privacy Coordinator for Alberta Registries, Research and Program Support, 3rd Floor, Commerce Place, 10155 — 102 Street, Edmonton, Alberta T5J 4L4, (780) 422-7330

REG 5054 (99.91)

Name Change Alberta Corporation - Registration Statement

Service Request Number: 6573136
Corporate Access Number: 2010999734
Legal Entity Name:	NEUROGENESIS BIOTECH CORP.
French Equivalent Name:
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	STEM CELL THERAPEUTICS CORP.
New French Equivalent Name:
Nuans Number:	81484748
Nuans Date:	2004/10/05
French Nuans Number:
French Nuans Date:

Professional Endorsement Provided:
Future Dating Required:

Annual Return
No Records returned

Attachment

Attachment Type	Microfilm Bar	Date Recorded
Director Schedule	ELECTRONIC	2004/03/31
Other Rules or Provisions	ELECTRONIC	2004/03/31
Share Structure	ELECTRONIC	2004/03/31

Registration Authorized By: ANDREW D. GRASSY
                                                    SOLICITOR

Name Change Alberta Corporation - Pre-Registration Confirmation Report

Service Request Number: 6573136
Corporate Access Number: 2010999734
Legal Entity Name:	NEUROGENESIS BIOTECH CORP.
French Equivalent Name:
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	STEM CELL THERAPEUTICS CORP.
New French Equivalent Name:
Nuans Number:	81484748
Nuans Date:	2004/10/05
French Nuans Number:
French Nuans Date:

Professional Endorsement Provided:
Future Dating Required:

Annual Return
No Records returned

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Director Schedule	ELECTRONIC	2004/03/31
Other Rules or Provisions	ELECTRONIC	2004/03/31
Share Structure	ELECTRONIC	2004/03/31

Registration Authorized By: ANDREW D. GRASBY
                                                   SOLICITOR